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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Crossroads Systems, Inc. (the "Company") hereby certify that:

(i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2002 as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated January 29, 2003

/s/ Brian R. Smith
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Brian R. Smith
Chairman of the Board, Chief Executive Officer
and President


/s/ Andrea Wenholz
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Andrea Wenholz
Vice President and Chief Financial Officer